SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  F O R M 8 - K

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Act of 1934


Date of Report (date of earliest event reported)   May 26, 2000
                                                ---------------



                              COLUMBUS ENERGY CORP.
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             (Exact name of registrant as specified in its charter)


       Colorado                     1-9872              84-0891713
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(State or other jurisdiction     (Commission          (IRS Employer
     of incorporation)           File Number)       Identification No.)


       1660 Lincoln Street, Denver Colorado           80264
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     (Address of Principal executive offices)       (Zip Code)


                                 (303) 861-5252
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              (Registrant's telephone number, including area code)


                                    No Change
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          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS

         On May 26, 2000 Columbus Energy Corp. mailed the Management's Report to Shareholders for First Quarter Ended February 29, 2000. This report also updated the status of the previously announced program wherein the Board of Directors hired financial advisors to aid them in exploring strategic alternatives which would maximize shareholder value.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (C)      Exhibits:

                  No. 20    -          Management's Report to Shareholders for
                                       First Quarter Ended February 29, 2000,
                                       mailed May 26, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            COLUMBUS ENERGY CORP.
                                            ---------------------
                                            (Registrant)



DATE:      May 31, 2000                              BY: /s/ Ronald H. Beck
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                                                         Ronald H. Beck
                                                         Vice President